HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE

333-114401                               HV-4824 - Group Variable Funding Agreements - The HART Program

333-114404                               HV-4900 - Group Variable Funding Agreements - The HART Program

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Supplement dated January 26, 2015 to your Prospectus

FUND NAME CHANGE

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND - CLASS A

Effective January 20, 2015, the following name change was made to your Prospectus:

Current Name	New Name
AllianceBernstein International Value Fund - Class A	AB International Value Fund - Class A

As a result of the change, all references to the Current Name in your Prospectus are deleted and replaced with the New Name.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.